UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2007

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.     Completion of Acquisition or Disposition of Assets

On January 31, 2007, Danka Business Systems PLC completed the sale of its European businesses. Pursuant to a share purchase agreement (the “Share Purchase Agreement”) dated as of October 12, 2006 among Danka Business Systems PLC, certain of its subsidiaries (Danka Business Systems PLC and such subsidiaries collectively referred to hereinafter as “Danka,” or the “Company”) and Ricoh Europe B.V. (“Ricoh”), the Company sold its European businesses to Ricoh in a sale of all the outstanding capital stock of those European subsidiaries set forth in the Share Purchase Agreement (the “European Businesses”) for a purchase price of U.S. $210 million in cash, subject to upward or downward adjustments of a maximum of U.S. $5 million. With limited exceptions, the purchase price adjustment cannot exceed $5 million. The $5 million maximum limit on the purchase price adjustment does not apply to adjustments in respect of adverse tax or other consequences pursuant to a group restructuring which was completed prior to completion of the sale.

The European Businesses are based in 12 countries in Western Europe: the United Kingdom, Spain, France, Switzerland, Italy, Austria, Germany, Belgium, the Netherlands, Denmark, Sweden and Norway. The European Businesses sell office equipment, the majority of which is manufactured by affiliates of Ricoh, and provide after sales services and supplies and also include Danka Office Products BV, Danka’s dealer channel in Europe.

ITEM 8.01.	Other Events

On February 1, 2007, the Company issued a press release announcing the completion of the sale of its European Businesses to Ricoh pursuant to the Share Purchase Agreement. The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01.	Financial Statements and Exhibits

(b)	Pro forma financial information.

Unaudited Pro forma Condensed Consolidated Financial Data

The following unaudited balance sheets as of September 30, 2006 and March 31, 2006 and 2005 present the Company’s financial position assuming the proposed sale of the European Businesses to Ricoh had been completed as of those dates and that the sale transaction was consummated at the maximum aggregate purchase price, which is management’s best estimate of actual proceeds to be received. The following unaudited pro forma statements of operations for the six months ended September 30, 2006 and 2005 and for the fiscal years ended March 31, 2006, 2005 and 2004 are based on the Company’s historical consolidated condensed financial statements and present the Company’s results of operations assuming the sale transaction was consummated at the maximum aggregate purchase price on the first day of these respective periods. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale transaction on our historical financial information. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Data.

The unaudited pro forma condensed consolidated financial statements for the periods presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the proposed sale transaction occurred at the maximum aggregate purchase price on the dates noted above, or to project its results of operations for any future periods. A significant portion of the Company’s overhead expense is related to the Company’s central corporate headquarters and related functions, which support both its United States and European businesses. The Company may retain these corporate groups for a portion of time following the completion of the proposed sale transaction and the financial statements below do not reflect any allocation of the costs and expenses of these functions to the European Businesses. These pro forma adjustments reflect direct operating expenses of the European Businesses as well as an interest allocation to the European Businesses (based on total assets) of $8.0 million and $7.1 million for the six months ended September 30, 2006 and 2005, respectively, and $14.4 million, $13.5 million and $11.6 million for the years ended March 31, 2006, 2005 and 2004, respectively, which management believes to be reasonable.

The terms of the 11.0% Senior Notes due 2010 (the “Notes”) require, upon the completion of an asset sale (the terms of which include the sale transaction), that the Company make an asset sale offer for the Notes within 365 days, provided the proceeds have not been used in certain permitted manners. The Company is reviewing all of its options in this regard and, accordingly, no adjustment for the repayment of these Notes has been made in the pro forma financial statements contained herein.

The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

On February 5, 2007 management concluded, after its review of its interpretation of Financial Accounting Standard No. 109, “Accounting for Income Taxes” and discussions with the Audit Committee of the Company's Board of Directors that the Company should restate its previously filed financial statements for fiscal years ended March 31, 2006, 2005 and 2004, and for the interim quarterly periods in fiscal year 2007, to correct its accounting for its domestic income tax valuation allowance. The Company had previously established its valuation allowances assuming future taxable income would be generated from the turnaround of non-reversing book/tax timing differences for goodwill.

In addition, the Company also is restating those previously issued financial statements to record the reduction to selling general and administrative expenses relating to the recovery of workers’ compensation costs, originally recorded by the Company in fiscal year 2006, in the proper accounting periods. These adjustments were identified in fiscal year 2006 and disclosed at that time as a correction of an error that was not material to the Company’s prior financial statements.

Danka Business Systems PLC

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands)

	September 30, 2006 as Issued	Restatement Adjustments (Note 1)	September 30, 2006 as Restated	Pro Forma Adjustments (A)	Pro Forma September 30, 2006
Assets
Current assets:
Cash and cash equivalents	$35,297	$—	$35,297	$179,183	$214,480
Restricted cash	22,238	—	22,238	(14,971)	7,267
Accounts receivable, net	173,497	—	173,497	(112,696)	60,801
Inventories	83,786	—	83,786	(50,617)	33,169
Prepaid expenses, deferred income taxes and other current assets	10,997	—	10,997	(6,994)	4,003
Total current assets	325,815		325,815	(6,095)	319,720
Equipment on operating leases, net	13,325	—	13,325	(6,499)	6,826
Property and equipment, net	31,820	—	31,820	(5,193)	26,627
Goodwill	211,034	—	211,034	(117,545)	93,489
Other intangible assets, net	604	—	604	—	604
Deferred income taxes	1,664	—	1,664	(1,664)	—
Other assets	18,701	—	18,701	(4,711)	13,990
Total assets	$602,963	$—	$602,963	$(141,707)	$461,256
Liabilities and shareholders’ equity (deficit)
Current liabilities:
Current maturities of long-term debt and notes payable	$12,003	$—	$12,003	$(124)	$11,879
Accounts payable	153,569	—	153,569	(79,359)	74,210
Accrued expenses and other current liabilities	80,919	—	80,919	(37,349)	43,570
Taxes payable	20,795	—	20,795	(17,643)	3,152
Deferred revenue	31,701	—	31,701	(16,420)	15,281
Total current liabilities	298,987	—	298,987	(150,895)	148,092
Long-term debt and notes payable, less current maturities	238,008		238,008	(46)	237,962
Deferred income taxes and other long-term liabilities	52,530	4,108	56,638	(50,677)	5,961
Total liabilities	589,525	4,108	593,633	(201,618)	392,015
6.5% senior convertible participating shares	332,840	—	332,840	—	332,840
Shareholders’ equity (deficit):		—
Ordinary shares	5,330	—	5,330	—	5,330
Additional paid-in capital	329,745	—	329,745	—	329,745
Accumulated deficit	(613,984)	(4,108)	(618,092)	19,418	(598,674)
Accumulated other comprehensive loss	(40,493)	—	(40,493)	40,493	—
Total shareholders’ equity (deficit)	(319,402)	(4,108)	(323,510)	59,911	(263,599)
Total liabilities and shareholders’ equity (deficit)	$602,963	$—	$602,963	$(141,707)	$461,256

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands)

	March 31, 2006 as Issued	Restatement Adjustments (Note 1)		March 31, 2006 as Restated	Pro Forma Adjustments (A)	Pro Forma Adjustments (B)	Pro Forma March 31, 2006

Assets
Current assets:
Cash and cash equivalents	$52,538	$—		$52,538	$174,843	$12,800	$240,181
Restricted cash	20,529	—		20,529	(14,324)	—	6,205
Accounts receivable, net	183,898	—		183,898	(112,747)	—	71,151
Inventories	76,290	—		76,290	(39,271)	—	37,019
Assets held for sale—discontinued operations	11,778	—		11,778	—	(11,778)	—
Prepaid expenses, deferred income taxes and other current assets	8,138	—		8,138	(5,177)	—	2,961
Total current assets	353,171	—		353,171	3,324	1,022	357,517
Equipment on operating leases, net	12,138	—		12,138	(6,996)	—	5,142
Property and equipment, net	36,497	—		36,497	(5,544)	—	30,953
Goodwill	206,174	—		206,174	(111,669)	—	94,505
Other intangible assets, net	1,861	—		1,861	—	—	1,861
Deferred income taxes	87	—		87	(87)	—	—
Other assets	18,864	—		18,864	(2,203)	—	16,661
Total assets	$628,792	$—		$628,792	$(123,175)	$1,022	$506,639
Liabilities and shareholders’ equity (deficit)
Current liabilities:			—
Current maturities of long-term debt and notes payable	$11,516	—		$11,516	$(251)	—	$11,265
Accounts payable	161,992	—		161,992	(74,321)	—	87,671
Accrued expenses and other current liabilities	90,359	—		90,359	(37,876)	—	52,483
Taxes payable	21,133	—		21,133	(4,693)	—	16,440
Liabilities held for sale—discontinued operations	9,067	—		9,067	—	(9,067)	—
Deferred revenue	31,425	—		31,425	(16,358)	—	15,067
Total current liabilities	325,492	—		325,492	(133,499)	(9,067)	182,926
Long-term debt and notes payable, less current maturities	238,081	—		238,081	(79)	—	238,002
Deferred income taxes and other long-term liabilities	51,538	3,372		54,910	(48,609)	—	2,929
Total liabilities	615,111	3,372		618,483	(182,187)	(9,067)	423,857
6.5% senior convertible participating shares	321,541	—		321,541	—	—	321,541
Shareholders’ equity (deficit):		—
Ordinary shares	5,330	—		5,330	—	—	5,330
Additional paid-in capital	329,745	—		329,745			329,745
Accumulated deficit	(596,823)	(3,372)		(600,195)	12,277	10,712	(573,834)
Accumulated other comprehensive loss	(46,112)	—		(46,112)	46,735	(623)	—
Total shareholders’ equity (deficit)	(307,860)	(3,372)		(311,232)	59,012	10,089	(238,759)
Total liabilities and shareholders’ equity (deficit)	$628,792	—		$628,792	$(123,175)	$1,022	$506,639

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands)

	March 31, 2005 as Issued	Restatement Adjustments (Note 1)	March 31, 2005 as Restated	Pro Forma Adjustments (A)	Pro Forma Adjustments (B)	Pro Forma Adjustments (C)	Pro Forma March 31, 2005
Assets
Current assets:
Cash and cash equivalents	$76,969	$—	$76,969	$162,684	$9,827	$21,600	$271,080
Restricted cash	14,956	—	14,956	(6,485)	—	—	8,471
Accounts receivable, net	211,415	2,773	214,188	(122,846)	(5,413)	—	85,929
Inventories	91,029	—	91,029	(51,484)	(4,251)	—	35,294
Assets held for sale—discontinued operations	44,911	—	44,911	—	—	(44,911)	—
Prepaid expenses, deferred income taxes and other current assets	14,514	—	14,514	(10,320)	(236)	—	3,958

Total current assets	453,794	2,773	456,567	(28,451)	(73)	(23,311)	404,732
Equipment on operating leases, net	19,157	—	19,157	(9,700)	—	—	9,457
Property and equipment, net	49,225	—	49,225	(6,445)	(896)	—	41,884
Goodwill	213,531	—	213,531	(119,622)	—	—	93,909
Other intangible assets, net	2,406	—	2,406	—	—	—	2,406
Deferred income taxes	7,388	—	7,388	(4,354)	—	—	3,034
Other assets	23,525	—	23,525	(1,846)	—	—	21,679

Total assets	$769,026	$2,773	$771,799	$(170,418)	$(969)	$(23,311)	$577,101

Liabilities and shareholders’ equity (deficit)
Current liabilities:
Current maturities of long-term debt and notes payable	$2,308	$—	$2,308	$(872)	$—	$—	$1,436
Accounts payable	167,292	—	167,292	(81,333)	(4,140)	—	81,819
Accrued expenses and other current liabilities	121,932	(1,802)	120,130	(51,321)	(3,614)	—	65,195
Taxes payable	36,249	—	36,249	(30,887)	(232)	—	5,130
Liabilities held for sale—discontinued operations	16,461	—	16,461	—	—	(16,461)	—
Deferred revenue	37,772	—	37,772	(20,580)	(1,558)	—	15,634

Total current liabilities	382,014	(1,802)	380,212	(184,993)	(9,544)	(16,461)	169,214
Long-term debt and notes payable, less current maturities	239,406	—	239,406	(697)	—	—	238,709
Deferred income taxes and other long-term liabilities	64,387	1,963	66,350	(39,478)	(401)	—	26,471

Total liabilities	685,807	161	685,968	(225,168)	(9,945)	(16,461)	434,394

6.5% senior convertible participating shares	299,906	—	299,906	—	—	—	299,906
Shareholders’ equity (deficit):
Ordinary shares	5,277	—	5,277	—	—	—	5,277
Additional paid-in capital	329,152	—	329,152	—	—	—	329,152
Accumulated deficit	(495,960)	2,612	(493,348)	20,856	9,814	(28,950)	(491,628)
Accumulated other comprehensive loss	(55,156)	—	(55,156)	33,894	(838)	22,100	—

Total shareholders’ equity (deficit)	(216,687)	2,612	(214,075)	54,750	8,976	(6,850)	(157,199)

Total liabilities and shareholders’ equity (deficit)	$769,026	$2,773	$771,799	$(170,418)	$(969)	$(23,311)	$577,101

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands)

	For the six months ended September 30, 2006 as Issued	Restatement Adjustments (Note 1)	For the six months ended September 30, 2006 as Restated	Pro Forma Adjustments (D)	Pro Forma for the six months ended September 30, 2006
Revenue:
Retail equipment and related sales	$164,629	—	$164,629	$(68,959)	$95,670
Retail service	234,929	—	234,929	(114,027)	120,902
Retail supplies and rentals	29,814	—	29,814	(15,316)	14,498
Wholesale	42,995	—	42,995	(42,995)	—

Total revenue	472,367	—	472,367	(241,297)	231,070

Cost of sales:
Retail equipment and related sales costs	113,306	—	113,306	(46,438)	66,868
Retail service costs	148,985	—	148,985	(75,393)	73,592
Retail supplies and rental costs, including depreciation on rental assets	17,773	—	17,773	(9,867)	7,906
Wholesale costs	35,481	—	35,481	(35,481)	—

Total cost of sales	315,545	—	315,545	(167,179)	148,366

Gross profit	156,822	—	156,822	(74,118)	82,704
Operating expenses:
Selling, general and administrative expenses	144,161	—	144,161	(66,027)	78,134

Restructuring charges	12,502	—	12,502	(6,194)	6,308
Loss on sale of subsidiary	2,512	—	2,512	—	2,512
Other expense (income)	(889)	—	(889)	456	(433)

Total operating expenses	158,286	—	158,286	(71,765)	86,521

Operating earnings (loss) from continuing operations	(1,464)	—	(1,464)	(2,353)	(3,817)
Interest expense	(16,266)	—	(16,266)	9,335	(6,931)
Interest income	365	—	365	(295)	70

Earnings (loss) from continuing operations before income taxes	(17,365)	—	(17,365)	6,687	(10,678)
Provision (benefit) for income taxes	(1,396)	736	(660)	1,595	935

Net earnings (loss) from continuing operations	$(15,969)	(736)	$(16,705)	$5,092	$(11,613)

Net earnings (loss) from continuing operations available to common shareholders
Net earnings (loss) from continuing operations	$(15,969)	(736)	$(16,705)	$5,092	$(11,613)
Dividends and accretion on participating shares	(11,299)	—	(11,299)	—	(11,299)

Net earnings (loss) from continuing operations available to common shareholders	$(27,268)	(736)	$(28,004)	$5,092	$(22,912)

Basic and diluted net earnings (loss) from continuing operations available to common shareholders per ADS:
Net earnings (loss) from continuing operation	$(0.43)	(0.01)	$(0.44)	$0.08	$(0.36)

Weighted average ADSs	64,132	64,132	64,132	64,132	64,132

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands)

	For the six months ended September 30, 2005 as Issued	Restatement Adjustments (Note 1)	For the six months ended September 30, 2005 as Restated	Pro Forma Adjustments (D)	Pro Forma for the six months ended September 30, 2005
Revenue:
Retail equipment and related sales	$203,674	$—	$203,674	$(88,070)	$115,604
Retail service	248,785	—	248,785	(113,584)	135,201
Retail supplies and rentals	36,010	—	36,010	(18,080)	17,930
Wholesale	43,458	—	43,458	(43,458)	—

Total revenue	531,927	—	531,927	(263,192)	268,735

Cost of sales:
Retail equipment and related sales costs	143,145	—	143,145	(62,885)	80,260
Retail service costs	156,159	—	156,159	(74,536)	81,623
Retail supplies and rental costs, including depreciation on rental assets	21,754	—	21,754	(10,982)	10,772
Wholesale costs	35,475	—	35,475	(35,475)	—

Total cost of sales	356,533	—	356,533	(183,878)	172,655

Gross profit	175,394	—	175,394	(79,314)	96,080
Operating expenses:
Selling, general and administrative expenses	183,582	(327)	183,255	(75,727)	107,528

Restructuring charges	7,495	—	7,495	(5,605)	1,890
Other expense (income)	(879)	—	(879)	451	(428)

Total operating expenses	190,198	(327)	189,871	(80,881)	108,990

Operating earnings (loss) from continuing operations	(14,804)	327	(14,477)	1,567	(12,910)
Interest expense	(15,974)	—	(15,974)	8,305	(7,669)
Interest income	80	—	80	(80)	—

Earnings (loss) from continuing operations before income taxes	(30,698)	327	(30,371)	9,792	(20,579)
Provision (benefit) for income taxes	2,051	705	2,756	(1,381)	1,375

Net earnings (loss) from continuing operations	$(32,749)	$(378)	$(33,127)	$11,173	$(21,954)

Net earnings (loss) from continuing operations available to common shareholders
Net earnings (loss) from continuing operations	$(32,749)	$(378)	$(33,127)	$11,173	$(21,954)

Dividends and accretion on participating shares	(10,675)	—	(10,675)	—	(10,675)

Net earnings (loss) from continuing operations available to common shareholders	$(43,424)	$(378)	$(43,802)	$11,173	$(32,629)

Basic and diluted net earnings (loss) from continuing operations available to common shareholders per ADS:
Net earnings (loss) from continuing operations	$(0.68)	$(0.01)	$(0.69)	$0.18	$(0.51)

Weighted average ADSs	63,605	63,605	63,605	63,605	63,605

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands)

	For the year ended March 31, 2006 as Issued	Restatement Adjustments (Note 1)	For the year ended March 31, 2006 as Restated	Pro Forma Adjustments (D)	Pro Forma Adjustments (E)	Pro Forma for the year ended March 31, 2006
Revenue:
Retail equipment and related sales	$422,986	$—	$422,986	$(169,609)	$(24,273)	$229,104
Retail service	498,820	—	498,820	(226,177)	(12,948)	259,695
Retail supplies and rentals	80,686	—	80,686	(34,454)	(12,632)	33,600
Wholesale	93,478	—	93,478	(93,478)	—	—

Total revenue	1,095,970	—	1,095,970	(523,718)	(49,853)	522,399

Cost of sales:
Retail equipment and related sales costs	296,322	—	296,322	(122,023)	(13,628)	160,671
Retail service costs	322,167	—	322,167	(151,757)	(8,640)	161,770
Retail supplies and rental costs, including depreciation on rental assets	51,031	—	51,031	(20,627)	(9,074)	21,330
Wholesale costs	77,214	—	77,214	(77,214)	—	—

Total cost of sales	746,734		746,734	(371,621)	(31,342)	343,771

Gross profit	349,236	—	349,236	(152,097)	(18,511)	178,628
Operating expenses:
Selling, general and administrative expenses	360,972	4,575	365,547	(143,513)	(17,353)	204,681

Restructuring charges	12,502	—	12,502	(7,424)	83	5,161
Other expense (income)	506	—	506	195	(614)	87

Total operating expenses	373,980	4,575	378,555	(150,742)	(17,884)	209,929

Operating earnings (loss) from continuing operations	(24,744)	(4,575)	(29,319)	(1,355)	(627)	(31,301)
Interest expense	(31,720)	—	(31,720)	16,229	376	(15,115)
Interest income	60	—	60	415	(475)	—

Earnings (loss) from continuing operations before income taxes	(56,404)	(4,575)	(60,979)	15,289	(726)	(46,416)
Provision (benefit) for income taxes	(9,054)	1,409	(7,645)	(990)	—	(8,635)

Net earnings (loss) from continuing operations	$(47,350)	$(5,984)	$(53,334)	$16,279	$(726)	$(37,781)

Net earnings (loss) from continuing operations available to common shareholders
Net earnings (loss) from continuing operations	$(47,350)	$(5,984)	$(53,334)	$16,279	$(726)	$(37,781)
Dividends and accretion on participating shares	(21,635)	—	(21,635)	—	—	(21,635)

Net earnings (loss) from continuing operations available to common shareholders	$(68,985)	$(5,984)	$(74,969)	$16,279	$(726)	$(59,416)

Basic and diluted net earnings (loss) from continuing operations available to common shareholders per ADS:
Net earnings (loss) from continuing operations	$(1.08)	$(0.09)	$(1.17)	$0.25	$(0.01)	$(0.93)

Weighted average ADSs	63,865	63,865	63,865	63,865	63,865	63,865

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands)

	For the year ended March 31, 2005 as Issued	Restatement Adjustments (Note 1)	For the year ended March 31, 2005 as Restated	Pro Forma Adjustments (D)	Pro Forma Adjustments (E)	Pro Forma for the year ended March 31, 2005
Revenue:
Retail equipment and related sales	$422,273	$—	$422,273	$(174,432)	$(20,792)	$227,049
Retail service	557,022	—	557,022	(249,921)	(12,873)	294,228
Retail supplies and rentals	92,675	—	92,675	(41,372)	(12,662)	38,641
Wholesale	94,781	—	94,781	(94,781)	—	—

Total revenue	1,166,751	—	1,166,751	(560,506)	(46,327)	559,918

Cost of sales:
Retail equipment and related sales costs	282,330	—	282,330	(117,095)	(12,091)	153,144
Retail service costs	344,566	—	344,566	(159,956)	(9,199)	175,411
Retail supplies and rental costs, including depreciation on rental assets	57,823	—	57,823	(26,531)	(8,333)	22,959
Wholesale costs	78,123	—	78,123	(78,123)	—	—

Total cost of sales	762,842		762,842	(381,705)	(29,623)	351,514

Gross profit	403,909	—	403,909	(178,801)	(16,704)	208,404
Operating expenses:
Selling, general and administrative expenses	438,798	(694)	438,104	(167,812)	(16,158)	254,134

Restructuring charges	9,691	—	9,691	(4,172)	(772)	4,747
Impairment charges	70,854	—	70,854	(70,854)	—	—
Other expense (income)	684	—	684	174	(175)	683

Total operating expenses	520,027	(694)	519,333	(242,664)	(17,105)	259,564

Operating earnings (loss) from continuing operations	(116,118)	694	(115,424)	63,863	401	(51,160)
Interest expense	(31,506)	—	(31,506)	14,594	471	(16,441)
Interest income	5	—	5	597	(602)	—

Earnings (loss) from continuing operations before income taxes	(147,619)	694	(146,925)	79,054	270	(67,601)
Provision (benefit) for income taxes	(21,890)	1,963	(19,927)	25,993	—	6,066

Net earnings (loss) from continuing operations	$(125,729)	$(1,269)	$(126,998)	$53,061	$270	$(73,667)

Net earnings (loss) from continuing operations available to common shareholders
Net earnings (loss) from continuing operations	$(125,729)	$(1,269)	$(126,998)	$53,061	$270	$(73,667)
Dividends and accretion on participating shares	(20,298)	—	(20,298)	—	—	(20,298)

Net earnings (loss) from continuing operations available to common shareholders	$(146,027)	$(1,269)	$(147,296)	$53,061	$270	$(93,965)

Basic and diluted net earnings (loss) from continuing operations available to common shareholders per ADS:
Net earnings (loss) from continuing operations	$(2.31)	$(0.03)	$(2.34)	$0.85	$—	$(1.49)

Weighted average ADSs	63,081	63,081	63,081	63,081	63,081	63,081

See accompanying notes to unaudited pro forma condensed consolidated financial data

Danka Business Systems PLC

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands)

	For the year ended March 31, 2004 as Issued	Restatement Adjustments (Note 1)	For the year ended March 31, 2004 as Restated	Pro Forma Adjustments (D)	Pro Forma Adjustments (E)	Pro Forma for the year ended March 31, 2004
Revenue:
Retail equipment and related sales	$443,123	$—	$443,123	$(167,794)	$(22,849)	$252,480
Retail service	608,212	—	608,212	(253,116)	(13,145)	341,951
Retail supplies and rentals	106,756	—	106,756	(42,682)	(12,460)	51,614
Wholesale	97,291	—	97,291	(97,291)	—	—

Total revenue	1,255,382	—	1,255,382	(560,883)	(48,454)	646,045

Cost of sales:
Retail equipment and related sales costs	291,966	—	291,966	(108,406)	(13,370)	170,190
Retail service costs	363,393	—	363,393	(168,211)	(9,251)	185,931
Retail supplies and rental costs, including depreciation on rental assets	62,385	—	62,385	(28,111)	(7,785)	26,489
Wholesale costs	78,241	—	78,241	(78,241)	—	—

Total cost of sales	795,985	—	795,985	(382,969)	(30,406)	382,610

Gross profit	459,397	—	459,397	(177,914)	(18,048)	263,435
Operating expenses:
Selling, general and administrative expenses	427,034	(1,025)	426,009	(161,697)	(15,742)	248,570
Restructuring charges	46,696	—	46,696	(23,554)	—	23,142
Other expense (income)	2,255	—	2,255	—	(864)	1,391

Total operating expenses	475,985	(1,025)	474,960	(185,251)	(16,606)	273,103

Operating earnings (loss) from continuing operations	(16,588)	1,025	(15,563)	7,337	(1,442)	(9,668)
Interest expense	(33,771)	—	(33,771)	13,745	—	(20,026)
Interest income	715		715	(407)	(108)	200
	(20,563)	—	(20,563)	—	—	(20,563)

Earnings (loss) from continuing operations before income taxes	(70,207)	1,025	(69,182)	20,675	(1,550)	(50,057)
Provision (benefit) for income taxes	43,466	—	43,466	(3,635)	—	39,831

Net earnings (loss) from continuing operations	$(113,673)	$1,025	$(112,648)	$24,310	$(1,550)	$(89,888)

Net earnings (loss) from continuing operations available to common shareholders
Net earnings (loss) from continuing operations	$(113,673)	$1,025	$(112,648)	$24,310	$(1,550)	$(89,888)
Dividends and accretion on participating shares	(19,099)	—	(19,099)	—	—	(19,099)

Net earnings (loss) from continuing operations available to common shareholders	$(132,772)	$1,025	$(131,747)	$24,310	$(1,550)	$(108,987)

Basic and diluted net earnings (loss) from continuing operations available to common shareholders per ADS:
Net earnings (loss) from continuing operations	$(2.12)	$(0.01)	$(2.11)	$0.39	$(0.02)	$(1.74)

Weighted average ADSs	62,539	63,081	62,539	62,539	62,539	62,539

See accompanying notes to unaudited pro forma condensed consolidated financial data

Notes to Unaudited Pro Forma Condensed Consolidated Financial Data

Note 1. Basis of Presentation

On January 31, 2007, the Company, the Selling Subsidiaries and Ricoh Europe entered into a Share Purchase Agreement pursuant to which the Company sold its European Businesses to Ricoh, on the terms of and subject to the conditions of the Share Purchase Agreement, in a sale of all the outstanding capital stock of those European subsidiaries set forth in the Share Purchase Agreement for a purchase price of $210 million in cash, subject to upward or downward net asset and benefits adjustments. The unaudited pro forma statements of operations for the six months ended September 30, 2006 and 2005 and for the fiscal years ended March 31, 2006, 2005 and 2004 are based on historical consolidated condensed financial statements and present our results of operations assuming the sale transaction was consummated at the maximum aggregate purchase price, which is management’s best estimate of actual proceeds to be received, on the first day of these respective periods.

On February 5, 2007 management concluded, after a review of its interpretation of Financial Accounting Standard No. 109, “Accounting for Income Taxes” and discussions with the Audit Committee of the Company’s Board of Directors that the Company should restate its previously filed financial statements for fiscal years ended March 31, 2006, 2005 and 2004, and for the interim quarterly periods in fiscal year 2007, to correct its accounting for its domestic income tax valuation allowance. The Company had previously established its valuation allowances assuming future taxable income would be generated from the turnaround of non-reversing book/tax timing differences related to goodwill.

In addition, the Company also is restating those previously issued financial statements to record the reduction to selling general and administrative expenses relating to the recovery of workers’ compensation costs, originally recorded by the Company in fiscal year 2006, in the proper accounting periods. These adjustments were identified in fiscal year 2006 and disclosed at that time as a correction of an error that was not material to the Company’s prior financial statements.

Note 2. Pro Forma Adjustments

Pro forma adjustments to the unaudited condensed consolidated financial statements are as follows assuming the sale transaction closed on the first day of each period at the maximum aggregate purchase price which is management’s best estimate of actual proceeds to be received. The gain from the sale transaction is not included in the unaudited pro forma condensed consolidated statement of operations since it is a one-time amount directly attributable to the sale transaction.

A. These pro forma adjustments reflect the removal from our balance sheets at September 30, 2006 and March 31, 2006 and 2005 of the European Businesses’ assets purchased and liabilities assumed by Ricoh under the terms of the Share Purchase Agreement. In addition, these adjustments reflect the purchase price to be received for the European Businesses comprised of a $210 million purchase price less estimated transaction costs to the Company of $7.0 million. The net purchase price is subject to an upward or downward movement not to exceed $5.0 million. The agreement also calls for a $7.5 million holdback which the Company expects to collect. The adjustment to accumulated other comprehensive loss includes $23.3 million, $30.6 million and $22.5 million of currency translation adjustments at September 30, 2006, March 31, 2006 and March 31, 2005, respectively and minimum pension liabilities of $17.2 million, $16.1 million and $11.4 million at September 30, 2006, March 31, 2006 and March 31, 2005, respectively. The adjustment to accumulated deficit reflects the estimated gain on the proposed transaction of $19.4 million, $12.3 million and $20.9 million at September 30, 2006, March 31, 2006 and March 31, 2005, respectively.

B. These pro forma adjustments reflect the removal from our balance sheets at March 31, 2006 and 2005 of the assets and liabilities of our Australian business which was sold in fiscal year 2007. The net cash received for this transaction was $12.8 million. The adjustments to accumulated other comprehensive loss for each period consists of currency translation adjustments.

C. These pro forma adjustments reflect the removal from our balance sheet at March 31, 2005 of the assets and liabilities of our Canadian and Central and South American businesses which were sold in fiscal year 2006. The net cash received for these transactions was $21.6 million. The adjustment to accumulated other comprehensive loss for the period consists of currency translation adjustments.

D. These pro forma adjustments eliminate the European Businesses’ revenues, costs and expenses for each of the periods presented. A significant portion of our overhead expense is related to our central corporate headquarters and related functions, which support both our United States and European businesses. We may retain these corporate groups for a portion of time following the completion of the proposed sale transaction and the pro forma financial statements above do not reflect any allocation of the costs and expenses of these functions to the European Businesses. These pro forma adjustments reflect direct operating expenses of the European Businesses as well as an interest allocation to the European Businesses (based on total assets) of $8.0 million and $7.1 million for the six months ended September 30, 2006 and 2005, respectively, and $14.4 million, $13.5 million and $11.6 million for the years ended March 31, 2006, 2005 and 2004, respectively, which management believes to be reasonable.

E. These pro forma adjustments eliminate our Australian business revenues, costs and expenses sold during fiscal year 2007.

(d)	Exhibits.

Exhibit	Description of Document

99.1	Press release dated February 1, 2007 of Danka Business Systems PLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ Edward K. Quibell

Edward K. Quibell
Chief Financial Officer

Dated: February 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 1, 2007 of Danka Business Systems PLC.